THIRD AMENDMENT


         THIRD AMENDMENT dated as of June 24, 1996 (this "Amendment"), with respect to the Credit Agreement dated as of December 28, 1992 (the "Loan Agreement"), among HOULIHAN'S RESTAURANTS, INC., a Delaware corporation (the "Borrower"), the financial institutions listed on Schedule A to the Loan Agreement, which on the date of this Agreement consist solely of Caisse Nationale de Credit Agricole (the "Banks"), and CAISSE NATIONALE DE CREDIT AGRICOLE, NEW YORK BRANCH, as Agent, (the "Agent"), as such Loan Agreement has been amended by that certain First Amendment and Consent dated as of December 14, 1993 and that certain Second Amendment and Consent dated as of March 25, 1996 by and among the Borrower, the Banks and the Agent.

         The Borrower has requested that the Banks and the Agent amend certain covenants of the Loan Agreement, and the Banks and the Agent have agreed to amend the Loan Agreement, all upon the terms and conditions set forth in this Amendment.

         It is therefore agreed, effective as of the Effective Date (as hereinafter defined), as follows:

     1. Capitalized terms used herein without definition have the meanings specified in the Loan Agreement.

     2.   The Loan Agreement is hereby amended as follows:

     (a) Section 7.12 of the Loan Agreement is hereby amended by adding the following sentence to the end of such Section:

                           "Notwithstanding  the terms of this Section 7.12, the
                  minimum Fixed Charge Coverage Ratio specified for the second fiscal quarter of fiscal year 1996 shall not be less than 1.6:1".

     (b) The last sentence of Section 7.13 of the Loan Agreement is hereby amended and restated as follows:

                           "Notwithstanding  the terms of this Section 7.13, the
                  minimum Interest Coverage Ratio specified for the first fiscal quarter of the fiscal year 1996 shall not be less than 3.6:1 and for the second fiscal quarter of fiscal year 1996 shall not be less than 3.8:1".

     (c) As a material inducement for the Banks and the Agent to enter into this Amendment, the Borrower hereby permanently reduces the aggregate Revolving Credit Commitments by Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00) pursuant to Section 2.9(f) of the Loan Agreement, which reduction will take effect on October 1, 1996.



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     3.   The Borrower hereby represents and warrants to the Banks and the Agent that:

     (a) it has full corporate power and authority to execute, deliver and perform this Amendment;

     (b) the execution, delivery and performance by the Borrower of this Amendment have been duly authorized by the Borrower by all requisite corporate action and will not (i) violate any provision of law, any order, rule or regulation of any court or other governmental agency, authority or regulatory body or other person, or The Certificate of Incorporation or Bylaws of the Borrower, (ii) violate any provision of any material indenture, agreement, mortgage, contract or other instrument to which the Borrower is a party or by which any of its property, assets or revenues are bound, or be in conflict with, result in a breach of or constitute (with or without notice of lapse of time or both) a default under, any such material indenture, agreement, mortgage, contract or other instrument, or (iii) result in the creation or imposition of any Lien of any nature whatsoever upon any of the property, assets or revenues of the Borrower;

     (c) this amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting creditor's rights generally and that enforceability may be subject to general principles of equity;

     (d) no registration with or consent or approval of, or other action by stockholders or any Federal, state or other governmental agency, authority or regulatory body or other person is required in connection with the execution, delivery and performance of this Amendment;

     (e) each Credit Party is now in compliance with all the terms, provisions and covenants set forth in each of the Loan Documents on its part to be observed or performed;

     (f)  no Default or Event of Default has occurred and is continuing;

     (g)  upon the effectiveness of the amendments  contained in this Amendment,
          (i) each Credit Party will be in compliance with all the terms, provisions and covenants set forth in each of the Loan Documents on its part to be observed or performed and (ii) no Default or Event of Default will have occurred and be continuing;

     (h) all of the representations and warranties contained in the Loan Agreement are true and correct in all material respects as of the date hereof as if made on and as of the date hereof; and

     (i) the parties to the consent attached hereto as Exhibit A include all the Borrower's existing Subsidiaries.



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     4.   This  Amendment  shall become  effective  on the date (the  "Effective
          Date") of the receipt by the Agent of the following documents, in each case in form and substance satisfactory to the Agent and its legal counsel:

     (a) counterparts of this Amendment, duly executed by each of the Borrower and the Required Banks; and

     (b) certified copies of resolutions of the Board of Directors of the Borrower approving the execution, delivery and performance of this Amendment and the documents contemplated hereby; and

     (c) a consent in the form of Exhibit A hereto shall have been executed and delivered by each other Credit Party.

     5. The Borrower agrees to pay all reasonable out-of-pockets costs and expenses incurred by the Agent in connection with the preparation of this Amendment including, without limitation, the reasonable fees and disbursements of legal counsel for the Agent.

     6. This Amendment shall be construed in accordance with and shall be governed by the laws of the State of New York applicable to agreements made and to be performed in New York and shall be construed without regard to any presumption or any other rule requiring construction against the party causing the agreement to be drafted.

     7. If any provision of this Amendment is invalid or unenforceable, the balance of this Amendment shall remain in effect.

     8. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective as of the Effective Date when copies hereof, when taken together, bear the signature of each of the parties hereto.

     9. Except as amended hereby, the Loan Agreement and each of the other Loan Documents shall continue in full force and effect on the date of execution and delivery of this Amendment. As used in the Loan Agreement, all references to the terms "Loan Agreement" "this Agreement," "hereof," "hereby," or the like shall mean the Loan Agreement, as amended by this Amendment, unless the context otherwise specifically requires.



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         IN WITNESS WHEREOF,  the Borrower,  the Banks and the Agent have caused this Amendment to be duly executed, all as of the day and year first above written.

                                             HOULIHAN'S RESTAURANTS, INC.

                                             By:    /s/ William W. Moreton
                                                    ----------------------------
                                             Name:  William W. Moreton
                                             Title: Executive Vice President

                                             CAISSE NATIONALE DE CREDIT AGRICOLE

                                             By:    /s/ Richard Manix
                                                    ----------------------------
                                             Name:  Richard Manix
                                             Title: First Vice President

                                             CAISSE    NATIONALE    DE    CREDIT
                                             AGRICOLE, NEW YORK BRANCH, as Agent

                                             By:    /s/ Richard Manix
                                                    ----------------------------
                                             Name:  Richard Manix
                                             Title: First Vice President



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                                     CONSENT

         Reference is made to that Credit Agreement dated as of December 28, 1992 (the "Loan Agreement") among Gilbert/Robinson, Inc., now known as Houlihan's Restaurants, Inc. (the "Borrower"), the Banks referred to therein (the "Banks") and Caisse Nationale de Credit Agricole, New York Branch, as agent (the "Agent"), as such Loan Agreement has been amended by that certain First Amendment and Consent dated as of December 14, 1993 and that certain Second Amendment and Consent dated as of March 25, 1996 by and among the Borrower, the Banks and the Agent. Each of the undersigned, collectively with the Borrower constituting all of the Credit Parties, hereby (a) acknowledges receipt of and consents to the execution, delivery and performance of the Third Amendment dated as of June 24, 1996 (the "Third Amendment") among the Borrower, the Banks and the Agent, (b) ratifies and affirms each of the Loan Documents and (c) acknowledges and agrees that each of the Loan Documents remains in full force and effect and constitutes its valid and binding obligation, which obligation shall not be impaired or affected in any way by the execution, delivery or performance of the Third Amendment, except to incorporate modifications effected by the Third Amendment. Capitalized terms used herein will have the meanings specified in the Loan Agreement.

         IN WITNESS WHEREOF, the undersigned have caused this Consent to be duly executed this June 24, 1996.

                                             HOULIHAN'S RESTAURANTS, INC.


                                             By:    /s/ William W. Moreton
                                                    ----------------------------
                                             Name:  William W. Moreton
                                             Title: Executive Vice President

                                             DARRYL'S OF KISSIMMEE, INC.


                                             By:    /s/ William W. Moreton
                                                    ----------------------------
                                             Name:  William W. Moreton
                                             Title: Vice President

                                             DARRYL'S OF OVERLAND PARK, INC.


                                             By:    /s/ William W. Moreton
                                                    ----------------------------
                                             Name:  William W. Moreton
                                             Title: Vice President

                                              DARRYL'S OF ST. LOUIS COUNTY, INC.

                                              By:    /s/ William W. Moreton
                                                     ---------------------------
                                              Name:  William W. Moreton
                                              Title: Vice President

                                              G/R TEXAS ENTERPRISES, INC.

                                              By:    /s/ William W. Moreton
                                                     ---------------------------
                                              Name:  William W. Moreton
                                              Title: Vice President

                                              S&H BEVERAGE CO., INC.

                                              By:    /s/ William W. Moreton
                                                     ---------------------------
                                              Name:  William W. Moreton
                                              Title: Vice President

                                              HOULIHAN'S/BERGEN COUNTY, INC.

                                              By:    /s/ William W. Moreton
                                                     ---------------------------
                                              Name:  William W. Moreton
                                              Title: Vice President

                                              HOULIHAN'S OF CALIFORNIA, INC.

                                              By:    /s/ William W. Moreton
                                                     ---------------------------
                                              Name:  William W. Moreton
                                              Title: Vice President

                                              HOULIHAN'S OF FARMINGDALE, INC.

                                              By:    /s/ William W. Moreton
                                                     ---------------------------
                                              Name:  William W. Moreton
                                              Title: Vice President

                                              HOULIHAN'S OF INDIANAPOLIS, INC.

                                              By:    /s/ William W. Moreton
                                                     ---------------------------
                                              Name:  William W. Moreton
                                              Title: Vice President


                                              HOULIHAN'S/MARYLAND, INC.

                                              By:    /s/ William W. Moreton
                                                     ---------------------------
                                              Name:  William W. Moreton
                                              Title: Vice President

                                              HOULIHAN'S/MILWAUKEE, INC.

                                              By:    /s/ William W. Moreton
                                                     ---------------------------
                                              Name:  William W. Moreton
                                              Title: Vice President

                                              HOULIHAN'S/SAN FRANCISCO, INC.

                                              By:    /s/ William W. Moreton
                                                     ---------------------------
                                              Name:  William W. Moreton
                                              Title: Vice President

                                              RED STEER, INC.

                                              By:    /s/ William W. Moreton
                                                     ---------------------------
                                              Name:  William W. Moreton
                                              Title: Vice President

                                              RESTAURANT SUPPLY, INC.

                                              By:    /s/ William W. Moreton
                                                     ---------------------------
                                              Name:  William W. Moreton
                                              Title: Vice President

                                              SAM WILSON'S/KANSAS, INC.

                                              By:    /s/ William W. Moreton
                                                     ---------------------------
                                              Name:  William W. Moreton
                                              Title: Vice President


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